UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act pf 1934
Date of Report ( Date of earliest event reported February 20,2014

ALL GRADE MINING, INC.
(exact name of registrant in its charter)

COLORADO	000082354
State or other jurisdiction of incorporation	Commission File Number

370 West Pleasantview Avenue, Hackensack, New Jersey	07601
(Address of principal executive offices)	Zip Code

Registrant’s telephone number including area code (201) 788-3785

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )  Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
( )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( )  Pre-commencement communications pursuant to Rule 14d-2 under the Exchange Act (17CFR 240,14d-2(b)
( )  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17CFR 240.13e-4(c)

Item 3.03 Material Rights to Security Holders

On April 1, 2014 All Grade Mining, Inc. upwardly modified its authorized  Class A common  shares by 6,000,000,000 to 21,000,000,000 to meet its contractual obligations and estimated future capital raising requirements, and upwardly modifiedits Class C stock by 5,040,000 to 10,000,000 .

As of April 1, 2014  3:00 pm All Grade Mining, Inc. has 21,000,000,000 common shares, of which  15,000,000 are outstanding, and 10,000,000 Class C shares, of which 4,060,000 are oustanding.
.
Pursuant to the requirements of the Securities Exchange Act of 1934 , the registrant has duly caused this report to signed on its behalf by the undersigned hereto duly authorized.

Dated:	1 April 2014
	Hackensack, New Jersey	All Grade Mining, Inc.
By /s/Gary Kouletas
Gary Kouletas, CEO